EXHIBIT 10.1

CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated February 8, 2008 on the financial statements of Surface Coatings, Inc. as December 31, 2007 and December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the years then ended, and the inclusion of our name under the heading “Experts” in the Form S-1 Registration Statement filed with the Securities & Exchange Commission.

/s/  The Hall Group, CPAs
The Hall Group, CPAs
Dallas, Texas

September 16, 2008